UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    April 10, 2006
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                             SBM Certificate Company
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               (Exact Name of Registrant as Specified in Charter)

               Maryland               811-6268                 52-2250397
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     (State of Other Jurisdiction    (Commission              (IRS Employer
           of Incorporation)         File Number)           Identification No.)


7315 WISCONSIN AVE, SUITE 1250 WEST
BETHESDA, MD                                                         20814
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: 301-656-4200


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.


     On April 4, 2006 the Securities and Exchange Commission ("S.E.C.") filed a Complaint in the U.S. District Court for Maryland against SBM Investment Certificates, Inc., SBM Certificate Company, Geneva Capital Partners, LLC and Eric M. Westbury (collectively, "we" or "us"). The S.E.C. sought emergency relief, and alleged that we have engaged in fraud and other violations of the federal securities laws. The S.E.C.'s press release and its Complaint are at www.sec.gov/litigation/litreleases/2006/lr19638.htm. By visiting the S.E.C.'s website, you will learn the details of its allegations.

     An April 4, 2006 hearing was held before U.S. District Court Judge Deborah
K. Chasanow in Greenbelt, Maryland. The Judge did not grant the emergency relief sought by the S.E.C. The Judge did order that we are "to notify the Court and counsel for the SEC immediately upon receiving any demand, from any investor, for payments of any funds . . ., and enjoined (us) from making any payment based on such demand for a period of seven days from the date of notification to the
Court and counsel for the SEC . . . ."

     We intend to vigorously contest the S.E.C.'s allegations. We are confident that we have not engaged in any wrongdoing. We will respond to the S.E.C.'s allegations by April 26, 2006, it is to reply to our pleadings on May 5, 2006 and a hearing is to be held before Judge Chasanow at 11:00 a.m. on May 12, 2006 at the U.S. Courthouse in Greenbelt, Maryland.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                   SBM Certificate Company
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                                        (Registrant)

Date:    April 10, 2005            By:  /s/ Eric M. Westbury
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                                        Eric M. Westbury
                                        Chief Executive Officer


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